2006 Annual Meeting May 10, 2006

Certain statements in this presentation constitute "forward-looking statements". When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, including the effects of international crises, acts of terrorism and public health issues, competition, demand for our products and services, programming availability, timeliness and quality, technological developments by competitors, developmental costs, difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, potential effects of litigation, risks of expansion into new markets, risks related to the security of our data systems, and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward- looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Interactive Room Base Surpassed One Million Rooms ~ 38.5 million room months under contract Landmark Agreements with Ritz-Carlton & Starwood Operating Income up 75%; Net Loss Reduced by 66% Pre-Expansion Cash Flow up 10% to $37.2 million Post-Expansion Cash Flow up 105% to $12.8 million Financial Highlights of 2005

Ritz-Carlton Chooses LodgeNet for HDTV Solution Exclusive Master Services Agreement 11,000 Rooms Renewed Through 2011 New Systems Include: LodgeNet SIGNETURE(r) TV HDTV Investment by Hotel Barry Shuler, Sr. VP IT Strategy for Marriott International: "LodgeNet's solution gives us a solid foundation for meeting our high standards and those of our guests today and into the future as the company continues to pursue innovations"

Starwood Chooses LodgeNet - Sole Preferred Provider Strategic Alliance Agreement Approximately 134,000 rooms in 380 properties - Currently Serving 78,000 New Systems Include: - LodgeNet SIGNETURE(r) HDTV - Unique Starwood "Look and Feel" - Hotel SportsNetSM (where applicable) Factored Within 2006 Capital Investment Guidance

(in millions) Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 2003 2004 2005 2006E Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 243 247 250 254 258 262 266 269 250.1 266.4 275.8 293 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Steady Revenue Growth $250 $285 - $293 $266 $276

(in millions) Adjusted Operating Cash Flow* Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 2003 2004 2005 2006E Operating Income exclusive of Depreciation & Amortization 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 85 86.7 87.7 89.2 90.2 90.5 85 90 92.3 97.5 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 * Adjusted Operating Cash Flow is defined as Operating Income exclusive of depreciation, amortization, share-based compensation and the effects of Hurricane Katrina insurance recoveries and equipment impairment $85.0 $90.0 $92.3 $94.0 - $97.5

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 2003 2004 2005 2006E Operating Income 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 -38.4 -38.3 -35.1 -32.8 -24.6 -22.7 -20.8 -18.2 6.5 12.9 22.7 28 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 (in millions) 2003 2004 2006E Operating Income 2005 $6.5 $13.0 $22.7 $24.5 - $28.0

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 2003 2004 2005 2006 Net Loss 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 -38.4 -38.3 -35.1 -32.8 -24.6 -22.7 -20.8 -18.2 -35.052 -20.781 -7 2.5 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 (in millions) 2003 2004 2006E Net Loss/Income $(20.8) $(35.0) $(7.0) 2005 $(1.0) - $2.5

2002 -26.9 2003 -5 2004 6.1 2005 12.8 2006E 17.5 Cash Flow Net Of Capital Investment $6.3 (in millions) $(5.1) $12.8 $14.5 - $17.5

Leverage Metrics Debt $ 292.0 $ 312.3 Debt Net of Cash $271.3 $287.3 Total Debt Leverage Ratio 3.2x 3.5x Net Debt Leverage Ratios 2.9x 3.2x YE 2005 Reduced Debt by $20 Million in 2005 Additional Debt Reduction of $20 Million in 2006 (in millions) YE 2004

2006 Strategic Focus: Growth, Profitability, Cash Flow Growth: Lodging Room Base - SIGNETURE(r) Solutions Driving New Room Contracts Revenue Expansion - Enhanced Marketing, Sports Content, Advertising Initiative Business Model Expansion - System Sales in Healthcare, Time Shares, Travel Centers Profitability & Cash Flow Generation: - Result from Growth Strategy

Size Of Lodging Network Large MSO - 300 Million Guests Annually Network Of "Edge Servers" Terabyte Servers in Digital Hotels Other "Download" Opportunities Content Management System Supports Network Nationwide Service Network Interactive/Digital TV Expertise Strategic Assets

Growth Initiatives: Digital Platform Focused Healthcare Initiative 2005 Success: 9 Contracts On Pace with 2006 Goal of 20 More IdleAire Initiative First 5 Installations In Process Cash Flow Without Capital VOD Content

(c) Copyright 2006 LodgeNet Entertainment Corporation All rights reserved.

(12 months trailing) (Dollar amounts in thousands) Reconciliation of Adjusted Operating Cash Flow To Operating Income